Exhibit 10(42)


                                                                     [Execution]

           AMENDMENT NO. 1 TO RATIFICATION AND AMENDMENT AGREEMENT AND
                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 1 TO RATIFICATION AND AMENDMENT AGREEMENT AND AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of December 14, 2004 (this "First Ratification Amendment"), by and among CONGOLEUM CORPORATION, a Delaware corporation, as debtor and debtor-in-possession ("Borrower"), CONGOLEUM FISCAL, INC., a New York corporation, as debtor and debtor-in-possession ("CFI"), CONGOLEUM SALES, INC., a New York corporation, as debtor and debtor-in-possession ("CSI" and together with CFI, collectively, "Guarantors" and each individually, a "Guarantor"), and CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender").

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated December 10, 2001, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated September 29, 2002, between Lender and Borrower, Amendment No. 2 to Loan and Security Agreement, dated as of February 27, 2003, among Lender, Borrower and Guarantors, and as further amended and ratified by the Ratification and Amendment Agreement, dated as of January 7, 2004 (the "Ratification Agreement"), between Lender and Borrower, as acknowledged by Guarantors, permitting debtor and debtor-in-possession financing for Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (all of the foregoing, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including the Reaffirmation and Amendment of Guarantor Documents, dated as of January 7, 2004, between Lender and Guarantors, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements");

      WHEREAS, Borrower and each Guarantor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey and has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession;

      WHEREAS, Borrower and Guarantors have requested that Lender make certain amendments to the Loan Agreement, and Lender is willing to agree to such request, subject to the terms and conditions contained herein;

      WHEREAS, by this First Ratification Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments; and

      WHEREAS, this First Ratification Amendment has been authorized by the Bankruptcy Court pursuant to an Order entered by the Bankruptcy Court authorizing Borrower and Guarantors to execute and deliver this First Ratification Amendment;

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby covenant, warrant and agree as follows:

      1. DEFINITIONS.

      1.1 Additional Definition. "First Ratification Amendment" shall mean this First Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.2 Amendments to Definitions in Financing Agreements.

            (a) All references to the term "Budget" in the Ratification Agreement and any of the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the Budget attached to the Ratification Agreement as Exhibit A, as supplemented by the Budget attached hereto as Exhibit A, in each case delivered to Lender pursuant to Section 5.3 of the Ratification Agreement and setting forth the cash expenditures of Borrower and Guarantors on a monthly or quarterly basis, as applicable, for the estimated and projected periods covered thereby, together with any further amendments, modifications and supplements thereto or any subsequent budget, satisfactory in form and substance to Lender, setting forth such information for any subsequent period or periods.

            (b) All references to the term "Financing Agreements" in this First Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this First Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (c) All references to the term "Ratification Agreement" in this First Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Ratification Agreement, as amended hereby, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.3 Interpretation. For purposes of this First Ratification Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

      2. AMENDMENTS TO LOAN AGREEMENT

      2.1 Capital Expenditures. Section 9.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "9.19 Capital Expenditures. Borrower and its Subsidiaries shall not, directly or indirectly, make any Capital Expenditures in excess of: (i) $8,500,000 in fiscal year 2003 and (ii) $7,000,000 in any other fiscal year, provided, that, if the aggregate amount of Capital Expenditures made by Borrower and its Subsidiaries during fiscal year 2004 is less than $5,000,000, then the amount of Capital Expenditures permitted to be made by Borrower and its Subsidiaries hereunder during fiscal year 2005 shall be increased by $2,000,000."

      2.2 EBITDA. Section 9.23 of the Loan Agreement is hereby amended by adding the following subsection (c) to the end of such Section:

            "(c) Borrower and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2005 of Borrower and its Subsidiaries, permit EBITDA of Borrower and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative year-to-date basis to be less than the respective amount set forth below opposite such fiscal quarter end year-to-date period:

                 Period                      Minimum EBITDA
                 ------                      --------------

                 January 1, 2005 through     $3,500,000
                 March 31, 2005

                 January 1, 2005 through     $9,500,000"
                 June 30, 2005

      2.3 Term.

            (a) The first sentence of Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on June 30, 2005 (the "Termination Date")."

            (b) Section 12.1(c)(iii) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 2004" and replacing it with "June 30, 2005".

      3. AMENDMENT FEE. In addition to and not in limitation of all other fees, costs and expenses payable to Lender under the Financing Agreements, in consideration of this First Ratification Amendment, Borrower shall pay Lender an amendment fee in the amount of $150,000, which fee shall be fully earned as of and payable on the date hereof and may be charged directly to the loan account of Borrower.

      4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore made in the Loan Agreement or otherwise and hereafter made by Borrower and Guarantors to Lender, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, Borrower and Guarantors hereby represent, warrant and covenant with, to and in favor of Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, being a continuing condition of the making of loans by Lender:

      4.1 The Budget attached hereto as Exhibit A has been thoroughly reviewed by Borrower and Guarantors and their respective appropriate management and sets forth, among other things, the actual through September 30, 2004 and the projected through June 30, 2005 quarterly statements of cash flow, including cash receipts and cash disbursements, quarterly statements of loan availability of Borrower on a quarterly "roll-forward" basis and monthly statements of asbestos/bankruptcy costs. Borrower and Guarantors hereby acknowledge, confirm and agree that Lender has relied upon the Budget and on the information set forth therein in determining to enter into this First Ratification Amendment. Borrower shall furnish to Lender all other financial information, projections, budgets, business plans, cash flows and such other information as Lender shall reasonably request from time to time.

      4.2 This First Ratification Amendment has been duly authorized, executed and delivered by Borrower and Guarantors and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

      4.3 No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this First Ratification Amendment.

      5. CONDITIONS PRECEDENT. In addition to any other conditions contained herein or in the Loan Agreement, as in effect immediately prior to the date hereof, with respect to the Loans, Letter of Credit Accommodations and other financial accommodations available to Borrower (all of which conditions, except as modified or made pursuant to this First Ratification Amendment shall remain applicable to the Loans and be applicable to Letter of Credit Accommodations and other financial accommodations available to Borrower), the following are conditions to Lender's obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Loan Agreement:

      5.1 No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or any Guarantor, as debtor and debtor-in-possession, or its business, properties and assets;

      5.2 Borrower and Guarantors shall execute and/or deliver to Lender this First Ratification Amendment, and all other Financing Agreements that Lender may request to be delivered in connection herewith, in form and substance satisfactory to Lender;

      5.3 Borrower and Guarantors shall execute and/or deliver to Lender all other Financing Agreements, and other agreements, documents and instruments, in form and substance satisfactory to Lender, which, in the good faith judgment of Lender are necessary or appropriate and implement the terms of this First Ratification Amendment and the other Financing Agreements, as modified pursuant to this First Ratification Amendment, all of which contains provisions, representations, warranties, covenants and Events of Default, as are reasonably satisfactory to Lender and its counsel;

      5.4 Each of Borrower and Guarantors shall comply in full with the notice and other requirements of the Bankruptcy Code and the applicable Federal Rules of Bankruptcy Procedure with respect to any relevant Order approving this First Ratification Amendment in a manner acceptable to Lender and its counsel, and an Order shall have been entered by the Bankruptcy Court authorizing Borrower and Guarantors to execute and deliver this First Ratification Amendment; and

      5.5 No Event of Default shall be continuing under any of the Financing Agreements, as of the date hereof.

      6. MISCELLANEOUS.

      6.1 Amendments and Waivers. Neither this First Ratification Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      6.2 Further Assurances. Each of Borrower and Guarantors shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by Lender of all the rights and remedies hereunder, under any of the other Financing Agreements, any Financing Order or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce the security interests of Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this First Ratification Amendment, any of the other Financing Agreements or the Financing Order. Upon the request of Lender, at any time and from time to time, Borrower and Guarantors shall, at its cost and expense, do, make, execute, deliver and record, register or file, financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to Lender such instruments evidencing items of Collateral as may be requested by Lender.

      6.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this First Ratification Amendment.

      6.4 Counterparts. This First Ratification Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

      6.5 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or any Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or any Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements.

      6.6 Effectiveness. This First Ratification Amendment shall become effective upon the execution hereof by Lender.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this First Ratification Amendment to be duly executed as of the day and year first above written.

                         CONGRESS FINANCIAL CORPORATION


                         By: /s/ Dionne S. Rice
                             ---------------------------------------

                         Title: Vice President
                                ------------------------------------


                         CONGOLEUM CORPORATION, as Debtor and
                         Debtor-in-Possession


                         By:
                             ---------------------------------------

                         Title:
                                ------------------------------------


                         CONGOLEUM SALES, INC.,
                         as Debtor and Debtor-in-Possession


                         By:
                             ---------------------------------------

                         Title:
                                ------------------------------------


                         CONGOLEUM FISCAL, INC.,
                         as Debtor and Debtor-in-Possession


                         By:
                             ---------------------------------------

                         Title:
                                ------------------------------------

      IN WITNESS WHEREOF, the parties hereto have caused this First Ratification Amendment to be duly executed as of the day and year first above written.


                         CONGRESS FINANCIAL CORPORATION


                         By:
                             ---------------------------------------

                         Title:
                                ------------------------------------


                         CONGOLEUM CORPORATION, as Debtor and
                         Debtor-in-Possession

                         By: /s/ Howard N. Feist III
                             ---------------------------------------

                         Title: Chief Financial Officer
                                ------------------------------------


                         CONGOLEUM SALES, INC.,
                         as Debtor and Debtor-in-Possession

                         By: /s/ Howard N. Feist III
                             ---------------------------------------

                         Title: Vice President
                                ------------------------------------


                         CONGOLEUM FISCAL, INC.,
                         as Debtor and Debtor-in-Possession


                         By: /s/ Howard N. Feist III
                             ---------------------------------------

                         Title: Vice President
                                ------------------------------------

                                    EXHIBIT A
                                       TO
           AMENDMENT NO. 1 TO RATIFICATION AND AMENDMENT AGREEMENT AND
                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

                                     Budget


                                  See attached

                                                                          Page 1
                              CONGOLEUM CORPORATION
                           Quarterly Operating Results
                                  ($ in 000's)

                                        Actual        Est        Actual        Est       Actual      Proj.                  Total
                                       March 31,   March 31,    June 30,    June 30,    Sept 30,    Dec 31,     Total      1st Half
                                         2004         2005        2004        2005        2004       2004*       2004        2005
                                      ---------------------------------------------------------------------------------------------

Net sales                              $ 52,000    $ 54,411    $ 62,951    $ 64,000    $ 58,871    $ 52,410    $226,232    $118,411
Cost of sales                            38,450      39,971      46,064      46,940      41,812      38,792     165,118      86,911
Selling, general and
  administrative expenses                11,985      12,274      13,017      13,050      12,959      10,814      48,775      25,324
                                      ---------------------------------------------------------------------------------------------
      Income (loss) from operations       1,565       2,166       3,870       4,010       4,100       2,804      12,339       6,176
Other income (expense):
  Interest income                            --          15          --          15          26          --          26          30
  Interest expense                       (2,244)     (2,400)     (2,315)     (2,400)     (2,417)     (2,443)     (9,419)     (4,800)
  Other income /(expense):                  244         250         421         460         212         125       1,002         710
  Other expense                              --          --          --          --          --          --          --          --
                                      ---------------------------------------------------------------------------------------------
      Income (loss) before
        income taxes                       (435)         31       1,976       2,085       1,921         486       3,948       2,116
  Provision (benefit) for
    income taxes                             --          12         616         834         768         194       1,578         846
                                      ---------------------------------------------------------------------------------------------

      Net income(loss) *               $   (435)   $     19    $  1,360    $  1,251    $  1,153    $    292       2,370       1,270
                                      =============================================================================================

  Net Income (Loss)                    $   (435)   $     19    $  1,360    $  1,251    $  1,153    $    292    $  2,370    $  1,270
    Interest Expense                      2,244       2,400       2,315       2,400       2,417       2,443       9,419       4,800
    Depreciation                          2,752       2,700       2,659       2,700       2,684       2,646      10,741       5,400
    Amortization                            138         138         138         138         138         138         552         276
    Taxes                                    --          12         616         834         768         194       1,578         846
                                      ---------------------------------------------------------------------------------------------
  EBITDA                               $  4,699    $  5,269    $  7,088    $  7,323    $  7,160    $  5,713    $ 24,660    $ 12,592
                                      =============================================================================================

* excludes any asbestos related charges

                                                                          Page 2
                              CONGOLEUM CORPORATION
                                  Balance Sheet
                              Dollars in thousands

                                                    Actual        Actual       Actual       Proj         Proj          Proj
                                                   March 31,     June 30,     Sept 30,     Dec 31,     March 31,     June 30,
                                                     2004          2004         2004        2004         2005          2005
                                                  ---------------------------------------------------------------------------

ASSETS
Current assets:
   Cash and cash equivalents, including
      restricted cash                              $  11,835    $  27,523    $  45,663    $  34,851    $  26,459    $  26,815
   Accounts and notes receivable, net                 19,092       24,204       18,569       14,177       20,048       21,487
   Receivable-coverage costs & claims fee              3,587        3,587        5,513       10,715        8,840        9,153
   Inventories                                        44,670       43,191       43,096       42,075       44,255       46,135
   Prepaid expenses and other current assets           3,831        3,393        2,576        2,719        3,717        5,137
   Deferred income taxes                               8,752        8,457        8,456        8,456        8,457        8,457
                                                  ---------------------------------------------------------------------------
      Total current assets                            91,767      110,355      123,873      112,993      111,776      117,184

Property, plant and equipment, net                    85,101       82,949       81,125       80,783       79,536       77,991
Other noncurrent assets                                7,832        7,680        7,552        7,426        7,300        7,174
                                                  ---------------------------------------------------------------------------
      Total assets                                 $ 184,700    $ 200,984    $ 212,550    $ 201,202    $ 198,612    $ 202,348
                                                  ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                $  11,962    $  12,361    $  13,534    $  10,327    $  12,827    $  12,927
   Accrued expenses                                   31,215       42,183       46,205       42,025       44,148       51,558
   Asbestos-related liabilities                        8,678        8,435        7,246        3,529          723       (1,310)
   Insurance recoveries payable to Trust                  --           --       14,466       13,939        9,699        7,334
   Revolver Borrowings                                11,157       15,262        8,638        8,638        8,638        8,638
                                                  ---------------------------------------------------------------------------
      Total current liabilities                       63,012       78,241       90,089       78,458       76,035       79,148

Long-term debt                                        99,786       99,798       99,810       99,822       99,834       99,846
Note to asbestos Trust                                    --           --           --           --           --           --
Other liabilities                                     11,465       11,782       11,603       11,585       11,567       11,549
Deferred taxes                                         4,376        3,900        3,900        3,900        3,900        3,900
Noncurrent pension liability                          23,865       23,259       22,105       22,072       21,906       21,300
Accrued postretirement benefit obligation              8,413        8,309        8,195        8,225        8,210        8,195
                                                  ---------------------------------------------------------------------------
      Total liabilities                              210,917      225,289      235,702      224,062      221,452      223,938

STOCKHOLDERS' EQUITY

Class A common stock, par value $0.01 per                 47           47           47           47           47           47

Class B common stock, par value $0.01 per
   share; 4,608,945 shares authorized, issued             46           46           46           46           46           46

Additional paid-in capital                            49,105       49,105       49,105       49,105       49,105       49,105
Retained deficit                                     (47,218)     (45,857)     (44,704)     (44,412)     (44,393)     (43,142)
Minimum pension liability adjustment                 (20,384)     (19,833)     (19,833)     (19,833)     (19,833)     (19,833)
                                                  ---------------------------------------------------------------------------

Less common stock held in Treasury, at cost            7,813        7,813        7,813        7,813        7,813        7,813
                                                  ---------------------------------------------------------------------------
      Total stockholders' equity                     (26,217)     (24,305)     (23,152)     (22,860)     (22,841)     (21,590)

      Total liabilities and stockholders' equity   $ 184,700    $ 200,984    $ 212,550    $ 201,202    $ 198,612    $ 202,348
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------

Gross availability (net of $6mm holdback)          $  16,449    $  17,915    $  12,651    $   8,945    $  15,731    $  16,499
Revolver Borrowing                                    11,157       15,262        8,638        8,638        8,638        8,638
                                                  ---------------------------------------------------------------------------
Additional Credit Line Available                       5,292        2,653        4,013          307        7,093        7,861
  Cash on Hand, excluding restricted amounts          11,835       27,523       31,197       20,912       16,760       19,481
                                                  ---------------------------------------------------------------------------
Cash plus available borrowing                      $  17,127    $  30,176    $  35,210    $  21,219    $  23,852    $  27,342
                                                  ===========================================================================

                                                                          Page 3
                              CONGOLEUM CORPORATION
                             Statement of Cash Flows
                                ($ In thousands)

                                                     March        June    September    December      Total       March       June
                                                     2004         2004       2004        2004        2004         2005       2005
                                                  ---------------------------------------------------------------------------------

Cash flows from operating activities:
  Net income (loss)                                $   (440)   $  1,361    $  1,153    $    292    $  2,366    $     19    $  1,251
    Adjustments to reconcile net income to net
    cash used by operating activities:
      Deferred taxes                                     --       1,167       2,561         195       3,923          12         804
      Depreciation                                    2,753       2,660       2,684       2,646      10,743       2,646       2,646
      Amortization                                      139         139         139         138         555         138         138

      Changes in certain assets and liabilities:
        Accounts and notes receivable                (5,533)     (5,111)      5,635       4,392        (617)     (5,871)     (1,439)
        Inventories                                     326       1,479          95       1,021       2,921      (2,180)     (1,880)
        Accounts payable                              7,418         400       1,173      (3,207)      5,784       2,500         100
        Other Working Capital                         4,280      10,243         829      (4,539)     10,813         914       4,547
                                                  ---------------------------------------------------------------------------------
          Net cash provided (used) by
            operating activities                      8,943      12,338      14,269         938      36,488      (1,822)      6,167

    Cash flows from investing activities:
      Capital expenditures                             (819)       (509)       (858)     (2,304)     (4,490)     (1,400)     (1,100)
                                                  ---------------------------------------------------------------------------------
          Net cash provided (used) by
            investing activities                       (819)       (509)       (858)     (2,304)     (4,490)     (1,400)     (1,100)

-----------------------------------------------------------------------------------------------------------------------------------
          Free cash flow from operations              8,124      11,829      13,411      (1,366)     31,998      (3,222)      5,067
-----------------------------------------------------------------------------------------------------------------------------------

      Asbestos Reorganization Expenditures           (1,141)       (243)     (1,189)     (3,717)     (6,290)     (2,806)     (2,033)
      Insurance recoveries, net of coverage
        litigation payments                              --          --      12,540      (5,729)      6,811      (2,365)     (2,678)
      Borrowings - Revolver                             925       4,105      (6,624)         --      (1,594)         --          --
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in cash and
  cash equivalents                                    7,908      15,691      18,138     (10,812)     30,925      (8,393)        356
Cash and cash equivalents:
  Beginning of period                                 3,926      11,834      27,525      45,663       3,926      34,852      26,459
                                                  ---------------------------------------------------------------------------------
  End of period                                    $ 11,834    $ 27,525    $ 45,663    $ 34,851    $ 34,852    $ 26,459    $ 26,815
                                                  =================================================================================

Cash balance                                       $ 11,834    $ 27,525    $ 45,663    $ 34,851    $ 34,852    $ 26,459    $ 26,815
Less restricted amounts                                  --          --     (14,466)    (13,939)    (13,939)     (9,699)     (7,334)
Additional revolver borrowing available               5,292       2,653       4,013         307         307       7,093       7,861
                                                  ---------------------------------------------------------------------------------
  Net Cash plus revolver available                 $ 17,126    $ 30,178    $ 35,210    $ 21,219    $ 21,220    $ 23,853    $ 27,342
                                                  =================================================================================

                                                                          Page 4
                 Monthly Statement of Asbestos/Bankruptcy Costs

($ in Thousands)
Reorganization Expenses

Cash basis activity                 Oct-04      Nov-04      Dec-04      Jan-05     Feb-05     Mar-05     Apr-05     May-05    Jun-05

Accrual-opening balance            $(7,246)   $ (5,811)   $ (4,375)   $ (3,529)   $(1,864)   $(1,336)   $  (723)   $   (58)   $  625
Charges
Spending                             1,435       1,435         846       1,665        528        613        665        684       684
                                  --------------------------------------------------------------------------------------------------
Ending balance                     $(5,811)   $ (4,375)   $ (3,529)   $ (1,864)   $(1,336)   $  (723)   $   (58)   $   625    $1,309
                                  ==================================================================================================

Insurance Coverage Litigation Costs and Claims Handling Fee (Reimbursable from Insurance Recoveries)

Receivable-opening balance         $ 5,513    $  7,903    $ 10,293    $ 10,716    $ 9,226    $ 8,874    $ 8,841    $ 9,089    $9,138
Spending                             2,390       2,390       1,004         900        652        867        900        916       916
Receipts                                                       581       2,390      1,004        900        652        867       900
                                  --------------------------------------------------------------------------------------------------
Ending balance                     $ 7,903    $ 10,293    $ 10,716    $  9,226    $ 8,874    $ 8,841    $ 9,089    $ 9,138    $9,154
                                  ==================================================================================================

Congoleum Corporation                                                     Page 5

Collateral and Borrowing Availability calculation

Description                                     Limits        3/31/2004   6/30/2004   09/30/04    12/31/04     03/31/05    06/30/05
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable:                                          $ 20,560    $ 25,766    $ 19,924    $ 15,378    $  21,500    $ 23,000

Less Ineligibles:                                               10,493      13,545      12,985      12,733       10,533      12,262

Net Eligible Accounts Receivable:                               10,067      12,221       6,939       2,645       10,967      10,738

            Advance Rate:                                           85%         85%         85%         85%          85%         85%

Accounts Receivable Availability:               $30,000       $  8,557    $ 10,388    $  5,898    $  2,249    $   9,322    $  9,128

Inventory:
      Raw Materials                                           $  4,527    $  3,957    $  4,381    $  4,700    $   4,700    $  4,700
      Resin                                                        593         434         716         600          600         600
      WIP                                                        2,429       2,493       2,420       1,500        2,300       2,300
      Finished Goods                                            35,025      33,249      32,863      32,680       34,180      36,180
                                                              ---------------------------------------------------------------------
      Total Inventory                                         $ 42,574    $ 40,133    $ 40,380    $ 39,480    $  41,780    $ 43,780

Less Ineligibles-
      Raw Material                                            $    554    $    471    $    553    $    500    $     500    $    500
      Resin                                                         --          --          --          --           --          --
      WIP                                                        2,429       2,493       2,420       1,500        2,300       2,300
      Finished Goods(incl Laminates)                             2,527       2,242       2,107       2,182        2,257       2,332
                                                              ---------------------------------------------------------------------
Total Ineligibles:                                            $  5,510    $  5,206    $  5,080    $  4,182    $   5,057    $  5,132

      Net Eligible:
      Raw Material                                            $  3,973    $  3,486    $  3,828    $  4,200    $   4,200    $  4,200
            Advance Rate:                                           35%         35%         35%         35%          35%         35%
                                                              ---------------------------------------------------------------------
Raw Material Avail:                             $3,000    A   $  1,391    $  1,220    $  1,340    $  1,470    $   1,470    $  1,470
                                                              ---------------------------------------------------------------------

      Resin                                                   $    593    $    434    $    716    $    600    $     600    $    600
            Advance Rate:                                           50%         50%         50%         50%          50%         50%
                                                              ---------------------------------------------------------------------
Resin Availability                              $3,000    A   $    297    $    217    $    358    $    300    $     300    $    300
                                                              ---------------------------------------------------------------------

WIP Availability                                                          $     --    $     --    $     --    $      --    $     --

      Finished Goods                                          $ 32,498    $ 31,007    $ 30,756    $ 30,498    $  31,923    $ 33,848
            Advance Rate:                                           50%         50%         50%         50%          50%         50%
                                                              ---------------------------------------------------------------------
Finished Goods Availability                     $20,000       $ 16,249    $ 15,503    $ 15,378    $ 15,249    $  15,961    $ 16,924
                                                              ---------------------------------------------------------------------

Inventory Availability:                         $23,000       $ 17,936    $ 16,941    $ 17,076    $ 17,019    $  17,731    $ 18,694

TOTAL AVAILABILITY                                            $ 26,493    $ 27,328    $ 22,974    $ 19,268    $  27,054    $ 27,822
                                                              ---------------------------------------------------------------------

Primary Uses:
            Letters of Credit from First Union                $  4,044    $  3,413    $  4,323    $  4,323    $   5,323    $  5,323

TOTAL USES:                                                   $  4,044    $  3,413    $  4,323    $  4,323    $   5,323    $  5,323
                                                              ---------------------------------------------------------------------

                                                              ---------------------------------------------------------------------
Gross Availability:                                           $ 22,449    $ 23,915    $ 18,651    $ 14,945    $  21,731    $ 22,499
less $3,000 limit                                               (6,000)     (6,000)     (6,000)     (6,000)      (6,000)     (6,000)
                                                              ---------------------------------------------------------------------
NET AVAILABILITY:                                               16,449      17,915      12,651       8,945       15,731      16,499
Borrowings Outstanding                                          11,157      15,262       8,638       8,638        8,638       8,638
                                                              ---------------------------------------------------------------------
Unused Availability                                              5,292       2,653       4,013         307        7,093       7,861
Cash, excluding restricted cash                                 11,835      27,523      31,197      20,912       16,760      19,481
                                                              ---------------------------------------------------------------------
Cash plus unused availability                                 $ 17,127    $ 30,176    $ 35,210    $ 21,219    $  23,852    $ 27,342
                                                              =====================================================================